Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   March, 1998
           Series 1997-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %          7.493258
                                                      ------------------
       Weighted average maturity                                 174.00
                                                      ------------------

 A.   Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
              Principal Per  Prepayments Per    Interest Per
       Class   Certificate    Certificate        Certificate      Payout Rate
       -----   -----------    -----------        -----------      -----------
       R      $  0.00000000  $    0.00000000  $   0.00000000    %   0.00000000
       PO     $  4.64014817  $    1.26798258  $   0.00000000    %   0.00000000
       A1     $ 54.09055838  $   50.10356985  $   5.29733247    %   6.75000000
       A2     $  0.00000000  $    0.00000000  $   5.62500014    %   6.75000000
       A3     $  3.06991128  $    2.84362962  $   5.59030386    %   6.75000000
       S      $  0.00000000  $    0.00000000  $   0.41529016    %   0.52184145
       M      $  3.06990836  $    0.00000000  $   5.59030183    %   6.75000000
       B1     $  3.06990530  $    0.00000000  $   5.59031121    %   6.75000000
       B2     $  3.06990836  $    0.00000000  $   5.59030681    %   6.75000000
       B3     $  3.06990617  $    0.00000000  $   5.59030141    %   6.75000000
       B4     $  3.06990836  $    0.00000000  $   5.59030183    %   6.75000000
       B5     $  3.06990140  $    0.00000000  $   5.59031407    %   6.75000000

       2.      Unanticipated Recoveries:      $                         0.00
                                                      -----------------------

 B.   Accrual Amount
       1.
                              Accrual Amount
          Class
            N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                              $                    42,964.97
                                                    -------------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:
                                              $               184,253,413.03
                                                    -------------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               592
                                                    -------------------------
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       3.
       Beginning Aggregate   Ending Aggregate        Ending
        Class Certificate    Class Certificate  Single Certificate
Class   Principal Balance    Principal Balance       Balance            Cusip
-----   -----------------    -----------------       -------            -----
R      $             0.00  $              0.00  $           0.00     36157NFB5
PO     $       297,463.88  $        296,073.39  $         988.01     GEC9713PO
A1     $   134,220,144.94  $    126,511,030.96  $         887.66     36157NEV2
A2     $    13,804,949.00  $     13,804,949.00  $       1,000.00     36157NEW0
A3     $    38,790,601.89  $     38,670,779.09  $         990.76     36157NEX8
S      $   180,029,163.88  $    172,232,507.75  $         913.62     GEC97013S
M      $     1,994,391.80  $      1,988,231.19  $         990.76     36157NEY6
B1     $       498,598.45  $        497,058.29  $         990.76     36157NEZ3
B2     $       997,195.90  $        994,115.60  $         990.76     36157NFA7
B3     $       698,037.63  $        695,881.41  $         990.76     36157NFC3
B4     $       398,878.36  $        397,646.24  $         990.76     36157NFD1
B5     $       398,879.27  $        397,647.14  $         990.76     36157NFE9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            2        Principal Balance $         828,008.40
                              --------                        ----------------
       2.   60-89 days
            Number            0        Principal Balance $               0.00
                              --------                        ----------------
       3.   90 days or more
            Number            0        Principal Balance $               0.00
                              --------                        ----------------
       4.   In Foreclosure
            Number            0        Principal Balance $               0.00
                              --------                        ----------------
       5.   Real Estate Owned
            Number            0        Principal Balance $               0.00
                              --------                        ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                         $               0.00
                                                              ----------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                  $        2,030,000.00
                                                            ------------------

       2.   Bankruptcy Loss Amount:                      $         100,000.00
                                                            ------------------

       3.   Fraud Loss Amount:                           $       2,006,754.00
                                                            ------------------

       4.   Certificate Interest Rate of the Class S
            Certificate:                                 %         0.52184145
                                                            ------------------